Exhibit 10.43

14513178.3

06-04-12

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT dated as of June 15, 2012, but effective as of March 30, 2012 (this “Agreement”), is entered into by and among LITTLE ROCK HC&R PROPERTY HOLDINGS, LLC (“Borrower 1”), NORTHRIDGE HC&R PROPERTY HOLDINGS, LLC (“Borrower 2”), and WOODLAND HILLS HC PROPERTY HOLDINGS, LLC, each a Georgia limited liability company (“Borrower 3”) (collectively “Borrowers”), ADCARE HEALTH SYSTEMS, INC., an Ohio corporation (“AdCare”), LITTLE ROCK HC&R NURSING, LLC, NORTHRIDGE HC&R NURSING, LLC, and WOODLAND HILLS HC NURSING, LLC, each a Georgia limited liability company (each an “Operator” and collectively the “Operators”) (AdCare and the Operators being sometimes referred to herein collectively as the “Guarantors”) (the Borrowers and the Guarantors being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Lender”).

RECITALS

A.            The Borrower/Guarantor Parties and the Lender heretofore entered into the following documents (collectively, the “Documents”):

(i)            Loan Agreement dated as of March 30, 2012 (the “Loan Agreement”), by and among the Borrowers and the Lender.

(ii)           Promissory Note dated March 30, 2012 (the “Existing Note”), from the Borrowers to the Lender in the principal amount of $21,800,000.

(iii)          Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (“Mortgage 1”), by Borrower 1 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019925.

(iv)          Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (“Mortgage 2”), by Borrower 2  to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019978.

(v)           Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (“Mortgage 3”), by Borrower 3 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019971.

(vi)          Absolute Assignment of Rents and Leases dated as of April 1, 2012 (“Assignment of Rents 1”), by Borrower 1 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019926.

(vii)         Absolute Assignment of Rents and Leases dated as of April 1, 2012 (“Assignment of Rents 2”), by Borrower 2 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019979.

(viii)        Absolute Assignment of Rents and Leases dated as of April 1, 2012 (“Assignment of Rents 3”), by Borrower 3 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019972.

(ix)           Environmental Indemnity Agreement dated as of March 30, 2012 (the “Indemnity Agreement”), by the Borrowers and the Guarantors to and for the benefit of the Lender.

(x)            Guaranty of Payment and Performance dated as of March 30, 2012 (the “Guaranty”), by the Guarantors to and for the benefit of the Lender.

B.            The Documents encumber the real estate described in Exhibit A attached hereto and the personal property located thereon.

C.            The parties desire to make certain modifications and amendments to the Documents, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.

AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.              Recitals Part of Agreement; Defined Terms.

(a)           The foregoing Recitals are hereby incorporated into and made a part of this Agreement.

(b)           All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.

Section 2.              Change in Maturity Date.  The maturity date of the Loan and the Existing Note is hereby changed from March 30, 2017, to March 30, 2013, and all of the Documents are hereby modified and amended accordingly.  Without limitation on the generality of the foregoing provisions of this Section, the date “March 30, 2017” is hereby changed to “March 30, 2013” each time it appears in the Documents in reference to the maturity date of the Loan and the Existing Note, including, without limitation in the definition of the term “Maturity Date” in Section 1.1 of the Loan Agreement, in Section 1 of the Existing Note, and in Recital Paragraph A in each of Mortgage 1, Mortgage 2 and Mortgage 3.

Section 3.              Separate Notes.

(a)           The Existing Note shall be and hereby is split into three separate promissory notes in the aggregate principal amount of $21,800,000, which is the principal amount of the Existing Note (the “Separate Notes”), with such split to be effective as of the original March 30, 2012, date of the Existing Note.  One of the Separate Notes shall be executed by each of the Borrowers on the date of this Agreement, in a form acceptable to the Lender in its sole and absolute discretion.  The Separate Notes are described as follows:

(i)            Promissory Note A dated March 30, 2012, (“Note A”), from Borrower 1 to the Lender in the principal amount of $13,664,956.

(ii)           Promissory Note B dated March 30, 2012, (“Note B”), from Borrower 2 to the Lender in the principal amount of $4,507,038.

(iii)          Promissory Note C dated March 30, 2012, (“Note C”), from Borrower 3 to the Lender in the principal amount of $3,628,006.

Each of the Separate Notes shall be secured by Mortgage 1, Mortgage 2, Mortgage 3, Assignment of Rents 1, Assignment of Rents 2 and Assignment of Rents 3.  Each of the Borrowers shall guaranty the Separate Notes executed by the other two Borrowers pursuant to the Guaranty as modified and amended by this Agreement.

(b)           Each payment of principal and interest on the Existing Note which was made prior to the date of this Agreement by the Borrowers shall be deemed to be a payment made on the Separate Notes on the date on which such payment was made, and each such payment shall be allocated among the Separate Notes on a pro rata basis based on the face amount of the Separate Notes.

(c)           Each payment of principal on the Existing Note which was made by the Borrowers prior to the date of this Agreement (each of which payments is deemed to be a payment of principal on the Separate Notes pursuant to paragraph (b) of this Section), is hereby reversed and reborrowed by the respective Borrowers effective as of the date of this Agreement, and the total amount of such reversed and reborrowed payments on the principal each of the Separate Notes shall on the date of this Agreement be deposited into the Sinking Fund Account for such Separate Note which is created under Section 4 of this Agreement.  As a result of the foregoing, the principal balance outstanding on each of the Separate Notes on the date of this Agreement is an amount equal to the face amount of such Separate Note.

(d)           Without limitation on the foregoing provisions of this Section, the defined term “ Note” in Section 1.1 of the Loan Agreement is hereby modified and amended in its entirety to read as follows:

Note:  Collectively, the following: (i) Promissory Note A dated March 30, 2012, from Borrower 1 to the Lender in the principal amount of $13,664,956; (ii) Promissory Note B dated March 30, 2012, from Borrower 2 to the Lender in the principal amount of $4,507,038; and (iii) Promissory Note C dated March 30, 2012, from Borrower 3 to the Lender in the principal amount of $3,628,006.

(e)           All of the Documents are hereby modified and amended to incorporate the foregoing provisions of this Section.

Section 4.              Sinking Fund Accounts.

(a)           The following new defined term is hereby added to Section 1.1 of the Loan Agreement:

Sinking Fund Accounts:  The accounts so designated that are provided for in Section 3.6 of this Agreement.

(b)           The following new Section 3.6 is hereby added to the Loan Agreement:

3.6           Sinking Fund Accounts.

(a)           Each Borrower shall establish and maintain a deposit account in the name of such Borrower held by Lender as a collateral account (each a “Sinking Fund Account”).  Each Sinking Fund Account shall be held as additional security for the payment and performance of all of the obligations of all of the Borrowers under this Agreement and the other Loan Documents and all of the obligations of Operators under the Operator Loan Documents, and each Borrower hereby pledges and assigns to Lender, and grants to Lender a first lien on and a first priority security interest in, its Sinking Fund Account, all cash and investments from time to time on deposit in its Sinking Fund Account, and all proceeds of all of the foregoing.  All amounts on deposit in each Sinking Fund Account shall be released by Lender to the applicable Borrower at such time as all of the principal of and interest on the Loan and the Operator Loan have been paid in full and all of the other obligations to Lender under this Agreement, the other Loan Documents and the Operator Loan Documents have been fully paid and performed.

(b)           Provided that no Default or Event of Default under this Agreement or any of the other Loan Documents has occurred and is continuing, in lieu of making any monthly payment on the principal of its Note which is required under the terms of its Note (other than the payment of principal due on the Maturity Date), each Borrower may elect to deposit the amount of such payment in its Sinking Fund Account, and when such deposit has been made, such Borrower’s obligation to make such payment on its Note shall be deemed to have been satisfied.

(c)           Amounts on deposit in each Sinking Fund Account shall be held in an interest bearing account at Lender.  Provided that the amount on deposit is large enough for investment in certificates of deposit as determined by Lender, each Borrower shall have the right to invest amounts on deposit in its Sinking Fund Account in certificates of deposit issued by Lender.  Earnings on investments of amounts in each Sinking Fund Account shall be added to such Sinking Fund Account.

(c)           Section 10.1(a) of the Loan Agreement is hereby modified and amended in its entirety to read as follows:

(a)           Any Borrower fails to pay (i) any installment of principal or interest payable pursuant to its Note on the date when due, or in the case of monthly principal payments due under its Note, to make a deposit in its Sinking Fund Account in lieu of such payment as permitted by the provisions of Section 3.6(b) of this Agreement, or (ii) any other amount payable to Lender under either of its Notes, this Agreement or any of the other Loan Documents when any such payment is due in accordance with the terms hereof or thereof;

Section 5.              Amendment of Mortgage 1.  Without limitation on any other provision of this Agreement, Recital Paragraph A in Mortgage 1 is hereby modified and amended in its entirety to read as follows:

A.            Pursuant to the terms and conditions of a Loan Agreement of even date herewith by and among the Mortgagor, Northridge HC&R Property Holdings, LLC, a Georgia limited liability company, Woodland Hills HC Property Holdings, LLC, a Georgia limited liability company (the Mortgagor together with Northridge HC&R Property Holdings, LLC and Woodland Hills HC Property Holdings, LLC, the “Borrowers”) and the Lender, as modified and amended by a Modification Agreement dated as of June 15, 2012 (as so modified and amended, the “Loan Agreement”), the Lender has agreed to make a loan to the Borrowers in the maximum principal amount of $21,800,000 (the “Loan”).  The Loan will bear interest at variable interest rates based on the per annum rate of interest at which United States dollar deposits are offered in the London Interbank Eurodollar market, subject to being converted to interest at a variable rate based on the Lender’s prime rate of interest from time to time in effect under certain circumstances as provided in the Note referred to below.  The Loan shall be evidenced by three separate Promissory Notes each dated March 30,

2012 (collectively the “Note”), executed by the Borrowers and made payable to the order of the Lender in the aggregate principal amount of the Loan and due on March 30, 2013 (the “Maturity Date”), except as they may be accelerated pursuant to the terms hereof, or of the Note or the Loan Agreement or any of the other “Loan Documents” (as defined in the Loan Agreement).

Section 6.              Amendment of Mortgage 2.  Without limitation on any other provision of this Agreement, Recital Paragraph A in Mortgage 2 is hereby modified and amended in its entirety to read as follows:

A.            Pursuant to the terms and conditions of a Loan Agreement of even date herewith by and among the Mortgagor, Little Rock HC&R Property Holdings, LLC, a Georgia limited liability company, Woodland Hills HC Property Holdings, LLC, a Georgia limited liability company (the Mortgagor together with Little Rock HC&R Property Holdings, LLC and Woodland Hills HC Property Holdings, LLC, the “Borrowers”) and the Lender, as modified and amended by a Modification Agreement dated as of June 15, 2012 (as so modified and amended, the “Loan Agreement”), the Lender has agreed to make a loan to the Borrowers in the maximum principal amount of $21,800,000 (the “Loan”).  The Loan will bear interest at variable interest rates based on the per annum rate of interest at which United States dollar deposits are offered in the London Interbank Eurodollar market, subject to being converted to interest at a variable rate based on the Lender’s prime rate of interest from time to time in effect under certain circumstances as provided in the Note referred to below.  The Loan shall be evidenced by three separate Promissory Notes each dated March 30, 2012 (collectively the “Note”), executed by the Borrowers and made payable to the order of the Lender in the aggregate principal amount of the Loan and due on March 30, 2013 (the “Maturity Date”), except as they may be accelerated pursuant to the terms hereof, or of the Note or the Loan Agreement or any of the other “Loan Documents” (as defined in the Loan Agreement).

Section 7.              Amendment of Mortgage 3.  Without limitation on any other provision of this Agreement, Recital Paragraph A in Mortgage 1 is hereby modified and amended in its entirety to read as follows:

A.            Pursuant to the terms and conditions of a Loan Agreement of even date herewith by and among the Mortgagor, Northridge HC&R Property Holdings, LLC, a Georgia limited liability company, Little Rock HC&R Property Holdings, LLC, a Georgia limited liability company (the Mortgagor together with Northridge HC&R Property Holdings, LLC and Little Rock HC&R Property Holdings, LLC, the “Borrowers”) and the Lender, as modified and amended by a Modification Agreement dated as of June 15, 2012 (as so modified and amended, the “Loan Agreement”), the Lender has agreed to make a loan to the Borrowers in the maximum principal amount of $21,800,000 (the “Loan”).  The Loan will bear interest at variable interest rates based on the per annum rate of interest at which United States dollar deposits are offered in the London Interbank Eurodollar market, subject to being converted to interest at a variable rate based on the Lender’s prime rate of interest from time to time in effect under certain circumstances as provided in the Note referred to below.  The Loan shall be evidenced by three separate Promissory Notes each dated March 30, 2012 (collectively the “Note”), executed by the Borrowers and made payable to the order of the Lender in the aggregate principal amount of the Loan and due on March 30, 2013 (the “Maturity Date”), except as they may be accelerated pursuant to the terms hereof, or of the Note or the Loan Agreement or any of the other “Loan Documents” (as defined in the Loan Agreement).

Section 8.              Amendment of Assignment of Rents 1.  Without limitation on any other provision of this Agreement, Recital Paragraph A in Assignment of Rents 1 is hereby modified and amended and restated in its entirety to read as follows:

A.            Pursuant to the terms of a Loan Agreement of even date herewith by and among the Assignor, Northridge HC&R Property Holdings, LLC, a Georgia limited liability company, Woodland Hills HC Property Holdings, LLC, a Georgia limited liability company (the Assignor together with Northridge HC&R Property Holdings, LLC and Woodland Hills HC Property Holdings, LLC, the “Borrowers”) and the Assignee, as modified and amended by a Modification Agreement dated as of June 15, 2012 (as so modified and amended, the “Loan Agreement”), the Assignee has agreed to make a loan to the Borrowers in the principal amount of $21,800,000 (the “Loan”).  The Loan shall be evidenced by three separate Promissory Notes each dated March 30, 2012 (collectively the “Note”), executed by the Borrowers and made payable to the order of the Lender in the aggregate principal amount of the Loan.

Section 9.              Amendment of Assignment of Rents 2.  Without limitation on any other provision of this Agreement, Recital Paragraph A in Assignment of Rents 1 is hereby modified and amended and restated in its entirety to read as follows:

A.            Pursuant to the terms of a Loan Agreement of even date herewith by and among the Assignor, Little Rock HC&R Property Holdings, LLC, a Georgia limited liability company, Woodland Hills HC Property Holdings, LLC, a Georgia limited liability company (the Assignor together with Little Rock HC&R Property Holdings, LLC and Woodland Hills HC Property Holdings, LLC, the “Borrowers”) and the Assignee, as modified and amended by a Modification Agreement dated as of June 15, 2012 (as so modified and amended, the “Loan Agreement”), the Assignee has agreed to make a loan to the Borrowers in the principal amount of $21,800,000 (the “Loan”).  The Loan shall be evidenced by three separate Promissory Notes each dated March 30, 2012 (collectively the “Note”), executed by the Borrowers and made payable to the order of the Lender in the aggregate principal amount of the Loan.

Section 10.            Amendment of Assignment of Rents 3.  Without limitation on any other provision of this Agreement, Recital Paragraph A in Assignment of Rents 1 is hereby modified and amended and restated in its entirety to read as follows:

A.            Pursuant to the terms of a Loan Agreement of even date herewith by and among the Assignor, Northridge HC&R Property Holdings, LLC, a Georgia limited liability company, Little Rock HC&R Property Holdings, LLC, a Georgia limited liability company (the Assignor together with Northridge HC&R Property Holdings, LLC and Little Rock HC&R Property Holdings, LLC, the “Borrowers”) and the Assignee, as modified and amended by a Modification Agreement dated as of June 15, 2012 (as so modified and amended, the “Loan Agreement”), the Assignee has agreed to make a loan to the Borrowers in the principal amount of $21,800,000 (the “Loan”).  The Loan shall be evidenced by three separate Promissory Notes each dated March 30, 2012 (collectively the “Note”), executed by the Borrowers and made payable to the order of the Lender in the aggregate principal amount of the Loan.

Section 11.            Joinder by Borrowers in Guaranty; Amendment of Guaranty.

(a)           Each Borrower hereby joins in the Guaranty as a Guarantor, and hereby agrees to be jointly and severally bound and obligated under the Guaranty.  From and after the date of this Agreement, all references in the Guaranty and the other Documents to the “Guarantors” shall be deemed to include a reference to the Borrowers, and the Guaranty and all of the other Documents are hereby modified and amended accordingly.

(b)           Without limitation on the foregoing provisions of this Section, the defined term “Guarantor” in Section 1.1 of the Loan Agreement is hereby modified and amended in its entirety to read as follows:

Guarantors:  AdCare, Operators and Borrowers.

(c)           Without limitation on any other provision of this Agreement, Recital Paragraph A in the Guaranty is hereby modified and amended in its entirety to read as follows:

A.            The Lender has agreed to make a loan to Little Rock HC&R Property Holdings, LLC, Northridge HC&R Property Holdings, LLC and Woodland Hills HC Property Holdings, LLC, each a Georgia limited liability company (collectively, the “Borrowers”), in the principal amount of $21,800,000 (the “Loan”) pursuant to the terms and conditions of a Loan Agreement of even date herewith by and among the Borrowers and the Lender, as modified and amended by a Modification Agreement dated as of June 15, 2012 (as so modified and amended, the “Loan Agreement”).  The Loan is evidenced by three separate Promissory Notes of even date herewith (collectively the “Note”), each executed by a Borrower and payable to the order of the Lender, in the aggregate principal amount of the Loan, which are secured by three separate Mortgages, Security Agreements, Assignments of Rents and Leases and Fixture Filings dated as of April 1, 2012 (the “Mortgages”), each executed by a Borrower to and for the benefit of the Lender.  All terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.  For the avoidance of doubt, all references in this Guaranty to the “Loan Documents” include, without limitation, any Bank Product Agreements (as defined in the Loan Agreement) to which the Lender or any of its Affiliates is a party, including, without limitation, any Hedging Agreements (as defined in the Loan Agreement) to which the Lender is a party.

Section 12.            Amendment of Indemnity Agreement.  Without limitation on any other provision of this Agreement, Recital Paragraph A in the Indemnity Agreement is hereby modified and amended in its entirety to read as follows:

A.            The Lender has agreed to make a loan to the Borrowers in the principal amount of $21,800,000 (the “Loan”) pursuant to the terms and conditions of a Loan Agreement of even date herewith by and among the Borrowers and the Lender, as modified and amended by a Modification Agreement dated as of June 15, 2012 (as so modified and amended, the “Loan Agreement”).  The Loan is evidenced by three separate Promissory Notes of even date herewith (collectively the “Note”), each executed by a Borrower and payable to the order of the Lender, in the aggregate principal amount of the Loan, which are secured by three separate Mortgages, Security Agreements, Assignments of Rents and Leases and Fixture Filings dated as of April 1, 2012 (the “Mortgages”), each executed by a Borrower to and for the benefit of the Lender.  All terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

Section 13.            Additional Documents.  As soon as practicable after the date of this Agreement, the Borrower/Guarantor Parties shall deliver to the Lender such lien searches, organizational documents and resolutions, closing certificates, legal opinions, title insurance endorsements and other documents as the Lender shall request in its sole and absolute discretion relating to the Borrowers, the Guarantors, any Signing Entities and any other entities which are parties to any of the Documents, each of which shall be in form and content satisfactory to the Lender in its sole and absolute discretion.  Any failure of the Borrower/Guarantor Parties to comply with the foregoing provisions of this Section shall constitute and Event of Default under the Loan Agreement.

Section 14.            Representations and Warranties.  The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement or any of the Documents, if any.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to the Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:

(a)           Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(b)           AdCare is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(c)           Each Operator is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the state of Arkansas.  Each Operator has full power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(d)           Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement and the Documents in the capacity shown in each signature block contained in this Agreement and the Documents in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.

(e)           This Agreement and each of the Documents has been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement and each of the Documents constitutes a valid and legally binding obligation enforceable against such of the Borrower/Guarantor Parties as are parties thereto.  The execution and delivery of this Agreement and the Documents and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.

(f)            The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents.

(g)           There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement or any of the Documents, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement or any of the Documents, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.

(h)           The statements contained in the Recitals to this Agreement are true and correct.

Section 15.            Documents to Remain in Effect; Confirmation of Obligations; References.  The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as expressly modified and amended herein.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as modified and amended herein; (ii) acknowledge and agree that the Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that the Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by the Lender of, the Documents, as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing.  All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such Document, Documents or Loan Documents, as the case may be, as modified and amended by this Agreement.  Electronic records of executed documents maintained by the Lender shall be deemed to be originals thereof.

Section 16.            Certifications, Representations and Warranties.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to the Lender that all certifications, representations and warranties contained in the Documents and in all certificates heretofore delivered to the Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.

Section 17.            Entire Agreement; No Reliance.  This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth.  The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.

Section 18.            Successors.  This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

Section 19.            Severability.  In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 20.            Amendments, Changes and Modifications.  This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.

Section 21.            Construction.

(a)           The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.

(b)           References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.

(c)           The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.

(d)           Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.

(e)           The Borrower/Guarantor Parties and the Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

Section 22.            Counterparts; Electronic Signatures.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document.  Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.  An electronic record of this executed Agreement maintained by the Lender shall be deemed to be an original.

Section 23.            Governing Law.  This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement, except that insofar as this Agreement relates to a Document which by its terms is governed by the law of the State of Arkansas, this Agreement shall also be governed by the law of the State of Arkansas.

[SIGNATURE PAGE(S) AND EXHIBIT(S),

IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LITTLE ROCK HC&R PROPERTY HOLDINGS, LLC
NORTHRIDGE HC&R PROPERTY HOLDINGS, LLC
WOODLAND HILLS HC PROPERTY HOLDINGS, LLC

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager of Each Borrower

ADCARE HEALTH SYSTEMS, INC.

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Vice Chairman and
Chief Acquisition Officer

LITTLE ROCK HC&R NURSING, LLC
NORTHRIDGE HC&R NURSING, LLC
WOODLAND HILLS HC NURSING, LLC

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager of Each Operator

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director

- AdCare Little Rock Owner Loan Modification Agreement –

- Signature Page 1 -

ACKNOWLEDGEMENTS

STATE OF GEORGIA	)
) ss:
COUNTY OF COBB	)

On this day, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Christopher F. Brogdon, to me personally well known, who stated that he is the Manager of Little Rock HC&R Property Holdings, LLC, Northridge HC&R Property Holdings, LLC and Woodland Hills HC Property Holdings, LLC, each a Georgia limited liability company and was duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of said companies, and further stated and acknowledged that he had so signed, executed and delivered the foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 15 day of June, 2012.

/s/ Ellen W. Smith
Notary Public

My Commission Expires:

Jan. 30, 2016
(S E A L)

- AdCare Little Rock Owner Loan Modification Agreement –

- Signature Page 2 -

STATE OF GEORGIA	)
) ss:
COUNTY OF COBB	)

On this day, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Christopher F. Brogdon, to me personally well known, who stated that he is the Vice Chairman and Chief Acquisition Officer of Adcare Health Systems, Inc. and was duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of said company, and further stated and acknowledged that he had so signed, executed and delivered the foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 15 day of June, 2012.

/s/ Ellen W. Smith
Notary Public
My Commission Expires:

Jan. 30, 2016
(S E A L)

- AdCare Little Rock Owner Loan Modification Agreement –

- Signature Page 3 -

STATE OF GEORGIA	)
) ss:
COUNTY OF COBB	)

On this day, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Christopher F. Brogdon, to me personally well known, who stated that he is the Manager of Little Rock HC&R Nursing, LLC, Northridge HC&R Nursing, LLC and Woodland Hills HC Nursing, LLC, each a Georgia limited liability company and was duly authorized in that capacity to execute the foregoing instrument for and in the name and behalf of said companies, and further stated and acknowledged that he had so signed, executed and delivered the foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 15 day of June, 2012.

/s/ Ellen W. Smith
Notary Public

My Commission Expires:

Jan. 30, 2016
(S E A L)

- AdCare Little Rock Owner Loan Modification Agreement –

- Signature Page 4 -

STATE OF ILLINOIS	)
) SS
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 15 day of June, 2012, by Amy K. Hallberg, Managing Director of The PrivateBank and Trust Company, an Illinois banking corporation, on behalf of the corporation.

/s/ [ILLEGIBLE]
Printed Name:
Notary Public
Commission Expires:

- AdCare Little Rock Owner Loan Modification Agreement –

- Signature Page 5 -